UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 17, 2004


                              SPX CORPORATION

           (Exact name of registrant as specified in its charter)


       DELAWARE                   1-6948                  38-1016240
   (State or other        (Commission File Number)      (I.R.S. Employer
   jurisdiction of                                     Identification No.)
  incorporation or
    organization)

                      13515 Ballantyne Corporate Place
                      Charlotte, North Carolina 28277
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (704) 752-4400

                               NOT APPLICABLE
           (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS
------------------------

On December 17, 2004, SPX Corporation (the "Company") issued a press release announcing that updated business segment information has changed the Company's expectations for 2004 results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The press release incorporated by reference into this Item 8.01 contains disclosure regarding free cash flow, which is defined as net cash from operating activities less capital expenditures. The Company's management believes that free cash flow can be a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the amount of cash available to fund such things as equity repurchases, dividends, debt reduction and acquisitions or other strategic investments. In addition, free cash flow is one of the factors used by the Company's management in internal evaluations of the overall performance of the business. Free cash flow, however, is not a measure of financial performance under GAAP, should not be considered a substitute for cash flows from operating activities as determined in accordance with GAAP as a measure of liquidity, and may not be comparable to similarly titled measures reported by other companies. In addition, free cash flow is not a direct measure of cash flow available for discretionary spending, since non-discretionary expenditures, such as debt service, are not deducted from free cash flow.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

The following exhibit is filed herewith.

Exhibit
Number      Description
-------     -----------

99.1        Press Release issued December 17, 2004

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPX CORPORATION


Date:  December 17, 2004                    By: /s/Patrick J. O'Leary
                                                -----------------------
                                                Patrick J. O'Leary
                                                Executive Vice President, Chief
                                                Financial Officer and Treasurer

                               EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

99.1        Press Release issued December 17, 2004